UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22107

SEI Structured Credit Fund, LP

(Exact name of registrant as specified in charter)

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

James Ndiaye

c/o SEI Investments Management Corporation

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (610) 676-2269

Date of fiscal year end: December 31, 2009

Date of reporting period: December 31, 2009

Item 1.	Reports to Stockholders.

SEI STRUCTURED CREDIT FUND, L.P.

Financial Statements

For the year ended December 31, 2009

With report of Independent Registered Public Accounting Firm

SEI Structured Credit Fund, L.P.

Financial Statements

For the year ended December 31, 2009

The Fund files its complete schedule of Fund holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Form N-Q is available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling (888) 786-9977; and (ii) on the Commission’s website at http://www.sec.gov.

Report of Independent Registered Public Accounting Firm

To the Partners and Board of Directors of

SEI Structured Credit Fund, LP

We have audited the accompanying statement of assets and liabilities of SEI Structured Credit Fund, L.P. (the “Fund”), including the schedule of investments, as of December 31, 2009, and the related statements of operations, and cash flows for the year then ended and the statement of changes in partners’ capital for each of the two years indicated therein. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and management of the underlying investment funds. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SEI Structured Credit Fund, L.P. at December 31, 2009, the results of its operations, and its cash flows for the year then ended and the changes in its partners’ capital for each of the two years indicated therein, in conformity with U.S. generally accepted accounting principles.

March 1, 2010

SEI Structured Credit Fund, L.P.

Schedule of Investments

December 31, 2009

Description	Par Value	Fair Value
ASSET-BACKED SECURITIES — 89.3%
CAYMAN ISLANDS — 89.3%
Aberdeen Loan Funding, Ser 2008-1A, Cl B
1.931%, 11/01/18 (A)(B)(C)	$4,500,000	$3,592,800
ACAS Business Loan Trust , Ser 2005-1A
0.532%, 07/25/19 (A)(B)(C)	9,505,563	7,794,562
ACAS Business Loan Trust, Ser 2004-1A, Cl A
0.602%, 10/25/17 (A)(B)(C)	677,363	646,882
ACAS Business Loan Trust, Ser 2007-1A, Cl A
0.414%, 08/16/19 (A)(B)(C)	1,139,805	946,038
ACAS Business Loan Trust, Ser 2007-2A, Cl A
0.673%, 11/18/19 (A)(B)(C)	915,966	751,092
ACAS CLO, Ser 2007-1A, Cl A1J
0.594%, 04/20/21 (A)(B)(C)	6,800,000	4,964,000
Apidos CDO, Ser 2005-2A, Cl B
1.082%, 12/21/18 (A)(B)(C)	2,000,000	1,393,600
Ares IIIR/IVR CLO, Ser 2007-3RA, Cl E
11.460%, 04/16/21 (B)(C)	2,000,000	560,000
3.784%, 04/16/21 (A)(B) (C)	5,000,000	2,000,000
Ares IX CLO, Ser 2007-11A, Cl SUB
20.930%, 04/20/17 (A)(B)(C)	3,050,000	549,000
Ares XI CLO, Ser 2007-11A
14.850%, 10/11/21 (B)(C)	5,000,000	1,500,000
Babson CLO, Ser 2004-2A
20.027%, 11/15/16 (B)(C)	1,000,000	280,000
Babson CLO, Ser 2006-2A, Cl INC
25.520%, 10/16/20 (B)(C)	1,000,000	320,000
Babson CLO, Ser 2007-1A, Cl INC
N/A%, 01/18/21 (B)(C)(I)	5,000,000	1,300,000
Babson CLO, Ser 2007-2A, Cl D
1.984%, 04/15/21 (A)(B)(C)	900,000	405,000
Battalion CLO, Ser 2007-1A, Cl SUB
5.389%, 07/14/22 (B)(C)	4,200,000	1,260,000
Battalion CLO, Ser 2007-1A, Cl E
4.534%, 07/14/22 (A)(B)(C)	2,000,000	950,000
Brentwood CLO, Ser 2006-1A, Cl C
1.881%, 02/01/22 (A)(B)(C)	917,114	229,279
Brentwood CLO, Ser 2006-1A, Cl B
1.101%, 02/01/22 (A)(B)(C)	2,532,595	886,408
Brentwood CLO, Ser 2006-1I, Cl D
4.031%, 02/01/22 (A)(C)	6,632,719	994,908
Capitalsource Advisors, Ser 2006-1A, Cl B
0.956%, 08/27/20 (A)(B)(C)	5,000,000	3,100,000
CapitalSource Commercial Loan Trust, Ser 2006-2A, Cl A1B
0.563%, 09/20/22 (A)(B)(C)	2,684,000	2,066,680
CapitalSource Commercial Loan Trust, Ser 2006-2A, Cl C
0.913%, 09/20/22 (A)(B)(C)	5,000,000	2,650,000

SEI Structured Credit Fund, L.P.

Schedule of Investments

December 31, 2009

Description	Par Value	Fair Value
CapitalSource Commercial Loan Trust, Ser 2006-2A, Cl A1A
0.443%, 09/20/22 (A)(B)(C)	$947,880	$872,050
CapitalSource Commercial Loan Trust, Ser 2007-1A, Cl A
0.363%, 03/20/17 (A)(B)(C)	5,744,895	5,256,579
CIFC Funding, Ser 2006-1BA, Cl B2L
4.251%, 12/22/20 (A)(C)	6,000,000	2,257,200
CIFC Funding, Ser 2006-1BA
1.081%, 12/22/20 (A)(B)(C)	2,500,000	1,517,750
CIFC Funding, Ser 2006-2A
4.256%, 03/01/21 (A)(B)(C)	1,637,050	543,173
CIFC Funding, Ser 2006-I, Cl I
—%, 10/20/20 (A)(B)(C)	2,000,000	300,000
CIFC Funding, Ser 2007-1A, Cl A3L
1.024%, 05/10/21 (A)(B)(C)	2,800,000	1,687,000
CIFC Funding, Ser 2007-1A, Cl INC
23.380%, 05/10/21 (C)	1,000,000	200,000
CIFC Funding, Ser 2007-2A, Cl B
1.034%, 04/15/21 (A)(B)(C)	5,000,000	2,750,000
CIFC Funding, Ser 2007-3A, Cl B
1.532%, 07/26/21 (A)(B)(C)	12,000,000	6,600,000
CIFC Funding, Ser 2007-IV
18.570%, 09/20/19 (C)	2,000,000	500,000
CIT CLO, Ser 2007-1A, Cl D
2.253%, 06/20/21 (A)(B)(C)	3,000,000	1,350,000
CIT CLO, Ser 2007-1A, Cl E
5.253%, 06/20/21 (A)(C)	3,000,000	1,050,000
COLTS Trust, Ser 2005-2A, Cl C
1.103%, 12/20/18 (A)(B)(C)	5,000,000	2,700,000
COLTS Trust, Ser 2007-1A, Cl C
1.053%, 03/20/21 (A)(B)(C)	19,000,000	10,830,000
Copper River CLO, Ser 2006-1A, Cl C
1.084%, 01/20/21 (A)(B)(C)	3,000,000	1,950,000
Denali Capital CLO VI, Ser 2006-6A, Cl B2L
4.533%, 04/21/20 (A)(C)	1,000,000	362,800
Duane Street CLO II, Ser 2006-2A, Cl SUB
N/A%, 08/20/18 (B)(C)(I)	4,000,000	400,000
Duane Street CLO V, Ser 2007-5A, Cl SN
N/A%, 10/14/21 (B)(C)(I)	2,500,000	175,000
Duane Street CLO, Ser 2005-1A, Cl SUB
12.510%, 11/08/17 (B)(C)	2,000,000	350,000
Duane Street CLO, Ser 2005-1X
12.510%, 11/18/17 (C)	1,000,000	175,000
Duane Street CLO, Ser 2006-3A, Cl C
1.044%, 01/11/21 (A)(B)(C)	5,000,000	3,075,000
Emporia Preferred Funding, Ser 2007-3A, Cl C
1.183%, 04/23/21 (A)(B)(C)	21,238,000	11,680,900
Emporia Preferred Funding, Ser 2007-3A, Cl D
1.783%, 04/23/21 (A)(B)(C)	15,450,000	6,180,000
FM Leveraged Capital Fund, Ser 2006-2A, Cl D
1.873%, 11/15/20 (A)(B)(C)	7,605,000	3,346,200
Franklin CLO IV
5.200%, 09/20/15 (C)	2,000,000	120,000
Fraser Sullivan CLO, Ser 2006-2A, Cl B
0.653%, 12/20/20 (A)(B)(C)	3,000,000	2,160,000
Fraser Sullivan CLO, Ser 2006-2A, Cl D
1.792%, 12/20/20 (A)(B)(C)	9,000,000	4,320,000
Fraser Sullivan CLO, Ser 2006-2A, Cl C
0.973%, 12/20/20 (A)(B)(C)	5,000,000	3,550,000
Freidbergmilstein Private Capital Fund I
N/A%, 01/15/19 (A)(C)(I)	1,000,000	15,000

SEI Structured Credit Fund, L.P.

Schedule of Investments

December 31, 2009

Description	Par Value	Fair Value
Friedbergmilstein Private Capital Fund, Ser 2004-1A, Cl B1
1.184%, 01/15/19 (A)(B)(C)	$1,400,000	$866,880
Gale Force CLO, Ser 2005-1A, Cl D1
2.122%, 11/15/17 (A)(B)(C)	1,000,000	545,000
Gale Force CLO, Ser 2007-3A, Cl D
1.684%, 04/19/21 (A)(B)(C)	5,500,000	2,475,000
Gale Force CLO, Ser 2007-3A, Cl C
0.984%, 04/19/21 (A)(B)(C)	5,000,000	2,850,000
Gale Force CLO, Ser 2007-3A, Cl E
3.784%, 04/19/21 (A)(B)(C)	1,000,000	395,000
Gale Force CLO, Ser 2007-4A, Cl E
6.669%, 08/20/21 (A)(C)	1,500,000	720,000
Gale Force CLO, Ser 2007-4A, Cl INC
—%, 08/20/21 (A)(C)	3,000,000	1,065,000
Global Leveraged Capital Credit Opportunity Fund CLO,
Ser 2006-1A, Cl B
0.884%, 12/20/18 (A)(B)(C)	15,500,000	10,068,800
Global Leveraged Capital Credit Opportunity Fund CLO,
Ser 2006-1B, Cl C
1.284%, 12/20/18 (A)(B)(C)	5,012,470	2,506,235
Golub Capital Management CLO, Ser 2007-1A, Cl D
2.681%, 07/31/21 (A)(B)(C)	4,000,000	2,000,000
Grayson CLO, Ser 2006-1A, Cl A1B
0.641%, 11/01/21 (A)(B)(C)	18,000,000	11,070,000
Grayson CLO, Ser 2006-1A, Cl A2
0.691%, 11/01/21 (A)(B)(C)	10,000,000	4,800,000
Green Lane CLO, Ser 2004-1A, Cl B
1.431%, 01/30/17 (A)(B)(C)	10,000,000	6,400,000
Greenbriar CLO, Ser 2007-1A, Cl D
3.031%, 11/01/21 (A)(B)(C)	4,111,490	1,315,677
Harch CLO, Ser 2005-2A
2.233%, 10/22/17 (A)(B)(C)	9,802,000	4,704,960
Harch CLO, Ser 2007-1A, Cl C
1.031%, 04/17/20 (A)(B)(C)	3,333,000	2,166,450
Harch CLO, Ser 2007-1A, Cl D
2.031%, 04/17/20 (A)(B)(C)	4,000,000	1,800,000
Hudson Straits CLO, Ser 2004-1A, Cl B
1.034%, 10/15/16 (A)(B) (C)	6,200,000	4,755,400
ING Investment Management I CLO
14.520%, 12/01/17 (A)(B)(C)	1,500,000	300,000
Jasper CLO, Ser 2005-1A, Cl B
0.861%, 08/01/17 (A)(B)(C)	5,000,000	3,534,500
Kennecott Funding, Ser 2005-1A, Cl C
1.084%, 01/13/18 (A)(B)(C)	6,000,000	3,780,000
Landmark CDO, Ser 2007-9A, Cl D
1.734%, 04/15/21 (A)(B)(C)	1,500,000	838,350
Lightpoint CLO, Ser 2005-3A, Cl C
2.154%, 09/15/17 (A)(B)(C)	5,750,000	2,415,000
Lightpoint CLO, Ser 2006-4A, Cl C
2.084%, 04/15/18 (A)(B)(C)	6,750,000	3,037,500
MC Funding CLO, Ser 2006-1A, Cl C
1.203%, 12/20/20 (A)(B)(C)	15,000,000	9,000,000
Momentum Capital Fund, Ser 2007-1A, Cl C
1.684%, 09/18/21 (A)(B)(C)	4,850,000	3,346,500
Mountain Capital CLO, Ser 2007-6A, Cl B
0.632%, 04/25/19 (A)(B)(C)	2,000,000	1,480,000
Mountain Capital CLO, Ser 2007-6A, Cl C
0.932%, 04/25/19 (A)(B)(C)	5,000,000	3,200,000
NACM CLO, Ser 2006-1X, Cl D
4.333%, 06/20/19 (A)(C)	250,000	103,125
Nautique Funding CLO, Ser 2006-1A, Cl INC
22.460%, 04/15/20 (B)(C)	1,500,000	300,000

SEI Structured Credit Fund, L.P.

Schedule of Investments

December 31, 2009

Description	Par Value	Fair Value
Ocean Trails CLO, Ser 2007-2A, Cl A2
0.644%, 06/27/22 (A)(B) (C)	$500,000	$377,500
Osprey CDO, Ser 2006-1A, Cl B2L
4.523%, 04/08/22 (A) (C)	2,262,029	113,101
Osprey CDO, Ser 2006-1A, Cl B1L
2.423%, 04/08/22 (A)(B) (C)	2,811,900	281,190
Red River CLO, Ser 1A, Cl B
0.731%, 07/27/18 (A)(B)(C)	5,000,000	3,025,000
Rockwall CDO, Ser 2006-1A, Cl B1L
2.531%, 08/01/21 (A)(B)(C)	3,351,235	167,562
Sands Point Funding, Ser 2006-1A, Cl C
1.084%, 07/18/20 (A)(B)(C)	5,100,000	2,856,000
Sargas CLO, Ser 2006-1A, Cl C
0.884%, 10/20/18 (A)(B)(C)	19,284,807	13,692,213
Sargas CLO, Ser 2006-1A, Cl B
0.684%, 10/20/18 (A)(B)(C)	1,885,626	1,395,363
Sargas CLO, Ser 2006-1A
N/A%, 10/20/18 (B)(C)	1,062,901	403,902
Saturn CLO, Ser 2007-1A, Cl D
4.273%, 05/13/22 (A)(B)(C)	1,070,000	470,800
Stanfield Azure CLO
N/A%, 05/27/20 (A)(C)(I)	5,000,000	750,000
Stanfield Bristol CLO, Ser 2005-1A, Cl B1
1.073%, 10/15/19 (A)(B)(C)	6,000,000	3,960,000
Stanfield Daytona CLO, Ser 2007-1A
N/A%, 04/27/21 (C)(I)	5,000,000	1,600,000
Stanfield Veyron CLO, Ser 2006-1A, Cl D
1.884%, 07/15/18 (A)(B)(C)	100,000	48,500
Stone Tower CDO, Ser 2004-1A, Cl B1L
3.031%, 01/29/40 (A)(B)(C)	3,632,313	272,423
Telos CLO, Ser 2006-1A, Cl D
1.984%, 10/11/21 (A)(B)(C)	8,000,000	2,800,000
Telos CLO, Ser 2006-1A, Cl A2
0.684%, 10/11/21 (A)(B)(C)	2,911,000	2,008,590
Telos CLO, Ser 2006-1A, Cl C
1.134%, 10/11/21 (A)(B)(C)	7,000,000	3,255,000
Telos CLO, Ser 2007-2A, Cl D
2.484%, 04/15/22 (A)(B)(C)	12,000,000	4,800,000
Tralee CDO, Ser 2007-1A, Cl C
1.784%, 04/16/22 (A)(B)(C)	6,000,000	2,880,000
Tralee CDO, Ser 2007-1X, Cl COM3
1.274%, 04/16/22 (C)	7,000,000	1,960,000
Venture CDO, Ser 2006-7A, Cl C
0.984%, 01/20/22 (A)(B)(C)	4,000,000	2,400,000
Venture CDO, Ser 2006-7A, Cl A1B
0.614%, 01/20/22 (A)(B)(C)	3,690,000	3,021,741
Waterfront CLO, Ser 2007-1A, Cl A2
0.684%, 08/02/20 (A)(B)(C)	8,750,000	6,650,000
Waterfront CLO, Ser 2007-1A, Cl A3
0.834%, 08/02/20 (A)(B)(C)	9,500,000	6,840,000
Westwood CDO, Ser 2007-2A, Cl A2
0.632%, 04/25/22 (A)(B)(C)	5,000,000	3,400,000
Westwood CDO, Ser 2007-2A, Cl C
0.982%, 04/25/22 (A)(B)(C)	10,123,218	4,555,448
White Horse II
14.510%, 06/15/17 (A)(B)(C)	6,000,000	1,500,000
Wind River CLO, Ser 2004-1A, Cl B1
1.353%, 12/19/16 (A)(B)(C)	3,245,000	2,206,600

Total Asset-Backed Securities (Cost $231,764,384)		284,944,211

SEI Structured Credit Fund, L.P.

Schedule of Investments

December 31, 2009

Description	Shares/Cost	Fair Value
MONEY MARKET FUND — 9.3%
UNITED STATES — 9.3%
SEI Daily Income Trust Prime Obligation Fund, Cl A, 0.110% (E)(F) (Cost $29,705,590)	29,705,590	$29,705,590

HEDGE FUNDS — 7.4%
CAYMAN ISLANDS — 7.4%
Ares Enhanced Credit Opportunities Fund, L.P.(D)(H)(I)	9,000,000	8,305,101
Goldentree Credit Opportunities Fund, L.P.(D)(H)(I)	7,500,000	6,568,133
Highland Financial Partners, L.P.(D)(G)(I)	7,500,000	—
Stone Tower Credit Fund, L.P. (D)	10,000,000	8,786,430

		23,659,664

Total Hedge Funds (Cost $34,000,000)		23,659,664

Total Investments — 106.0% (Cost $295,469,974)		$338,309,465

The following restricted securities were held by the Fund as of December 31, 2009:

	Acquisition Date	Cost	Fair Value	% of Partners’ Capital	First Available Redemption Date	Liquidity Frequency
Ares Enhanced Credit Opportunities Fund, L.P.	5/1/2008	$9,000,000	$8,305,101	2.6%	6/30/2011	Quarterly

Goldentree Credit Opportunities Fund, L.P.	12/4/2007	7,500,000	6,568,133	2.0%	12/31/2010	Semi-Annual

Highland Financial Partners, L.P.	6/11/2008	7,500,000	—	0.0%	N/A - Fund in liquidation	N/A - Fund in liquidation

Stone Tower Credit Fund, L.P.	8/1/2008	10,000,000	8,786,430	2.8%	3/31/2010	Quarterly

Percentages based on Partners’ Capital of $319,274,003.

CDO — Collateralized Debt Obligation

CIFC — Commercial Industrial Finance Corporation

Cl — Class

CLO — Collateralized Loan Obligation

L.P. — Limited Partnership

Ser — Series

SEI Structured Credit Fund, L.P.

Schedule of Investments

December 31, 2009

(A)	Variable rate security. The rate reported is the effective rate as of December 31, 2009.

(B)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.”

(C)	Securities considered illiquid. The total value of such securities as of December 31, 2009 was $284,944,211 and represented 89.3% of Partners’ Capital.

(D)	Security considered restricted.

(E)	Rate shown is the 7-day effective yield as of December 31, 2009.

(F)	Investment in affiliated security.

(G)	Hedge Fund is in liquidation. Distributions from the Hedge Fund in liquidation may be received at anytime, subject to the discretion of the Hedge Fund.

(H)	The selected class of Hedge Fund is still in its initial lock – up period. Redemptions may be delayed until the Hedge Fund exits this period.

(I)	Non – Income Producing Security

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$—	$284,944,211	$284,944,211
Hedge Funds	—	8,786,430	14,873,234	23,659,664
Money Market Fund	29,705,590	—	—	29,705,590

Total Investments in Securities	$29,705,590	$8,786,430	$299,817,445	$338,309,465

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

	Asset-Backed Securities	Hedge Funds(1)
Beginning balance as of January 1, 2009	$38,380,689	$6,205,980
Accrued discounts/premiums	6,413,131	—
Realized gain/(loss)	66,811,730	—
Change in unrealized appreciation/(depreciation)	119,191,415	7,167,254
Net purchases/sales	50,665,119	1,500,000
Net transfer in and/or out of Level 3	3,482,127	—

Ending balance as of December 31, 2009	$284,944,211	$14,873,234

Changes in unrealized gains/ (losses) included in earnings related to securities still held at reporting date	$41,329,964	$7,167,254

(1)	The beginning balance of the Level 3 fair value measurements have been restated due to additional guidance related to liquidity provided by hedge funds as provided within ASU No. 2009-12 “Investments in Certain Entities That Calculated Net Asset Value per Share (or its Equivalent).”

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—”are zero or have been rounded to zero.

See accompanying notes to the financial statements.

SEI Structured Credit Fund, L.P.

Statement of Assets and Liabilities

December 31, 2009

Assets
Investments, at fair value (cost $265,764,384)	$308,603,875
Affiliated investment, at fair value (cost $29,705,590)	29,705,590
Interest receivable from investments	1,094,067

Total assets	$339,403,532

Liabilities
Redemptions payable	$20,000,000
Administration fees payable	28,275
Other liabilities	101,254

Total liabilities	20,129,529

Partners’ capital
Limited partners’ capital	319,274,003

Total liabilities and partners’ capital	$339,403,532

See accompanying notes.

SEI Structured Credit Fund, L.P.

Statement of Operations

For the year ended December 31, 2009

Investment income
Interest income	$15,581,536
Income from affiliate	52,990

15,634,526

Expenses
Administration fee	196,374
Professional fees	123,420
Directors’ fees	22,500
Miscellaneous expenses	233,562

Total expenses	575,856
Less: Administration fee waiver	(10,153)

Net expenses	565,703

Net investment income	15,068,823

Net realized and unrealized gain on investments
Net realized gain on investments	70,735,025
Net change in unrealized appreciation on investments	135,850,833

Net realized and unrealized gain on investments	206,585,858

Net increase in partners’ capital resulting from operations	$221,654,681

See accompanying notes.

SEI Structured Credit Fund, L.P.

Statement of Changes in Partners’ Capital

	For the year ended December 31, 2009	For the year ended December 31, 2008
From operations
Net investment income	$15,068,823	$10,834,719
Net realized gain on investments	70,735,025	364,266
Net change in unrealized appreciation (depreciation) on investments	135,850,833	(93,212,134)

Net increase (decrease) in partners’capital resulting from operations	221,654,681	(82,013,149)

Partners’ capital transactions
Capital contributions	44,884,375	129,891,587
Capital redemptions	(20,157,850)	(20,000)

Net increase in partners’ capital derived from capital transactions	24,726,525	129,871,587

Net increase in partners’ capital	246,381,206	47,858,438
Partners’ capital beginning of year	72,892,797	25,034,359

Partners’ capital end of year	$319,274,003	$72,892,797

See accompanying notes.

SEI Structured Credit Fund, L.P.

Statement of Cash Flows

For the year ended December 31, 2009

Cash flows from operating activities
Net increase in partners’ capital resulting from operations	$221,654,681
Adjustments to reconcile net increase in partners’ capital resulting from operations to net cash used in operating activities:
Purchases of long-term investments	(287,991,628)
Proceeds from sales of long-term investments	247,074,102
Amortization	(6,419,386)
Net purchases of short-term investments	(19,830,045)
Net realized gain on investments	(70,735,025)
Net change in unrealized appreciation (depreciation) on investments	(135,850,833)
Decrease in interest receivable	1,033,123
Decrease in payable for investment securities purchased	(705,000)
Increase in administration fees payable	15,175
Increase in other accrued expenses	20,418

Net cash used in operating activities	(51,734,418)

Cash flows from financing activities
Capital contributions	39,884,375
Capital redemptions	(157,850)

Net cash provided by financing activities	39,726,525

Net decrease in cash and cash equivalents	(12,007,893)

Cash and cash equivalents
Beginning of year	12,007,893

End of year	$—

Supplemental disclosure of non-cash financing activities:
Capital contributions received in advance from previous year	5,000,000
Transfer of capital to redemption payable	(20,000,000)

See accompanying notes.

SEI Structured Credit Fund, L.P.

Notes to Financial Statements

December 31, 2009

1. Organization

SEI Structured Credit Fund, LP (the “Fund”) is a Delaware limited partnership established on June 26, 2007 and commenced operations on August 1, 2007. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a closed-end, non-diversified, management investment company. The Fund offers limited partnership interests (“Interests”) of the Fund solely through private placement transactions to investors (“limited partners”) that have signed an investment management agreement with SEI Investments Management Corporation (“SIMC” or the “Adviser”), the investment adviser to the Fund. SEI Structured Credit Segregated Portfolio (the “Segregated Portfolio”), has invested substantially all of its assets into the Fund. As of December 31, 2009, the Segregated Portfolio owned 79.7% of the Fund; while the remaining limited partner owned 20.3% of the Fund.

The Fund’s objective is to seek to generate high total returns. There can be no assurance that the Fund will achieve its objective. The Fund pursues its investment objective by investing in a portfolio comprised of collateralized debt obligations (“CDOs”) and other structured credit investments. CDOs involve special purpose investment vehicles formed to acquire and manage a pool of loans, bonds and/or other fixed income assets of various types. CDOs fund their investments by issuing several classes of securities, the repayment of which is linked to the performance of the underlying assets, which serve as collateral for certain securities issued by the CDO. In addition to CDOs, the Fund’s investments may include fixed income securities, loan participations, credit-linked notes, medium term notes, registered and unregistered investment companies or pooled investment vehicles, and derivative instruments, such as credit default swaps and total return swaps (collectively with CDOs, “Structured Credit Investments”).

SEI Investment Strategies, LLC (the “General Partner”), a Delaware limited liability company, serves as the General Partner to the Fund and has no investment in the Fund as of December 31, 2009. The General Partner has delegated the management and control of the business and affairs of the Fund to the Board of Directors (the “Board”). A majority of the Board is and will be persons who are not “interested persons” (as defined in the 1940 Act) with respect to the Fund.

SEI Structured Credit Fund, L.P.

Notes to Financial Statements (continued)

December 31, 2009

2. Significant Accounting Policies

Financial Accounting Standards Board (“FASB”) has issued FASB ASC 105 (formerly FASB Statement No. 168), The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles (“ASC 105”). ASC 105 established the FASB Accounting Standards Codification (“Codification” or “ASC”) as the single source of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by non-governmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification will become non-authoritative.

Following the Codification, the FASB will not issue new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it will issue Accounting Standards Updates, which will serve to update the Codification, provide background information about the guidance and provide the basis for conclusions on the changes to the Codification.

GAAP is not intended to be changed as a result of the FASB’s Codification project, but it will change the way the guidance is organized and presented. As a result, these changes will have a significant impact on how companies reference GAAP in their financial statements and in their accounting policies for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund has implemented the Codification as of December 31, 2009.

The following is a summary of significant accounting policies followed by the Fund:

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Management believes that the estimates utilized in preparing the Fund’s financial statements are reasonable and prudent; however, actual results could differ from these estimates and is reasonably possible that differences could be material.

SEI Structured Credit Fund, L.P.

Notes to Financial Statements (continued)

December 31, 2009

2. Significant Accounting Policies (continued)

Fair Value of Financial Instruments

The fair value of the Fund’s assets and liabilities, which qualify as financial instruments approximates the carrying amounts presented on the Statement of Assets and Liabilities. At any given time, fair value of financial investments could be materially different from market value of the investments.

Valuation of Investments

CDOs and other structured credit investments are priced based upon valuations provided by independent, third party pricing agents using their proprietary valuation methodology. The third-party pricing agents may value structured credit investments at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations.

If a price for a CDO or other structured credit investment cannot be obtained from an independent, third-party pricing agent, the Fund shall seek to obtain a bid price from at least one independent broker. In such cases, it is possible that the independent broker providing the price on the CDO or structured credit investment is also a market maker, and in many cases the only market maker, with respect to that security. As of December 31, 2009 all of asset-backed securities are valued by an independent broker who is also a market maker.

Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates fair value.

SEI Structured Credit Fund, L.P.

Notes to Financial Statements (continued)

December 31, 2009

2. Significant Accounting Policies (continued)

Valuation of Investments (continued)

Securities for which market prices are not “readily available” or may be unreliable are valued in accordance with Fair Value Procedures established by the Board. The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Examples of factors the Committee may consider are: the last trade price, the performance of the market or of the issuer’s industry, the liquidity of the security, the size of the holding in the Fund, or any other appropriate information. The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. At December 31, 2009, there were no securities that were fair valued by the Committee.

Certain structured credit investments may be structured as private investment partnerships. Traditionally, a trading market for holdings of this type does not exist. The fair value of the Fund’s interest in such a private investment fund will represent the amount that the Fund could reasonable expect to receive from the private investment fund if the Fund’s interest were sold at the time of valuation, determined based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. Unless determined otherwise in accordance with the Fund’s fair value procedures, the fair value of the Fund’s interest in a private investment fund will usually be the value attributed to such interest, as of that time of valuation, as reported to the Fund by the private investment fund’s manager, administrator, or other designed agent. As a practical matter, the Adviser and the Board have little or no means of independently verifying the valuations provided by such private investment funds. In the unlikely event that a private investment fund does not report a value to the Fund on a timely basis and such fund is not priced by independent pricing agents of the Fund, the Fund would determine the fair value of the private investment fund based on the most recent value reported by the private investment fund, as well as any other relevant information available at the time the Fund values its portfolio. As of December 31, 2009, the Fund held the attributed fair value of approximately $23,700,000 in investment funds.

SEI Structured Credit Fund, L.P.

Notes to Financial Statements (continued)

December 31, 2009

2. Significant Accounting Policies (continued)

The Board will periodically review the Fund’s valuation policies and will update them as necessary to reflect changes in the types of securities in which the Fund invests.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, ASC 820 (formerly FASB Statement No. 157), the Fund discloses the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under ASC 820 are described below:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the funds have has the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended December 31, 2009, there have been no significant changes to the Fund’s fair valuation methodologies.

In September 2009, the FASB issued Accounting Standards Update (“ASU”) No. 2009-12, “Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent”). ASU No. 2009-12 provides guidance about using net asset value to measure the fair value of interests in certain investments and requires additional disclosures about interests in investments. The Fund adopted ASU No. 2009-12 during the year ended December 31, 2009. Since the Fund’s current fair value measurement policies are consistent with ASU No. 2009-12, adoption did not affect the Fund’s financial condition, results of operations or cash flows.

SEI Structured Credit Fund, L.P.

Notes to Financial Statements (continued)

December 31, 2009

2. Significant Accounting Policies (continued)

Income Recognition and Security Transactions

Security transactions are recorded on the trade date. Costs used in determining net realized capital gains and losses on the sale of securities are on the basis of specific identification. Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security. Amortization of premiums and discounts are included in interest income.

Collateralized Debt Obligations

The Fund invests in CDOs which include collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are a type of asset-backed security. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. For CDOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher rating and lower yield than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions.

SEI Structured Credit Fund, L.P.

Notes to Financial Statements (continued)

December 31, 2009

2. Significant Accounting Policies (continued)

Collateralized Debt Obligations (continued)

In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Federal Taxes

The Fund intends to be treated as a partnership for federal, state, and local income tax purposes. The Partners are responsible for the tax liability or benefit relating to its distributive share of taxable income or loss. Accordingly, no provision for federal, state, or local income taxes is reflected in the accompanying financial statements.

For the year ended December 31, 2009, in accordance with the accounting guidance provided in the AICPA Audit and Accounting Guide, “Audits of Investment Companies,” the Fund reclassified $15,068,823 and $70,735,025 from accumulated net investment income and accumulated net realized gain, respectively, to net partners’ capital. The reclassification was to reflect, as an adjustment to net partners’ capital, the amount of taxable income that has been allocated to the Partners and has no effect on net assets.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provisions in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

SEI Structured Credit Fund, L.P.

Notes to Financial Statements (continued)

December 31, 2009

2. Significant Accounting Policies (concluded)

Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, since inception the Fund has not had claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Restricted Securities

At December 31, 2009, the Fund owned private placement investments that were purchased through private offerings or acquired through initial public offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Fund has generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of this investment. These investments are valued at fair value as determined in accordance with the procedures approved by the Board. For the acquisition dates, cost and fair value of these investments, along with their liquidity terms at December 31, 2009, see the Schedule of Investments.

3. Adviser, Administrator and Other Transactions

The Adviser does not charge a management fee to the Fund. Limited partners are responsible for paying the fees of the Adviser directly under their individual investment management agreement with the Adviser. Each agreement sets forth the fees to be paid to the Adviser, which are ordinarily expressed as a percentage of the limited partners assets managed by the Adviser. This fee, which is negotiated between the limited partner and the Adviser, may include a performance-based fee and/or a fixed-dollar fee for certain specified services.

The Adviser has voluntarily agreed that certain expenses of the Fund, including custody fees and administrative fees, calculated monthly, shall not in the aggregate exceed 0.50% per annum of the Fund’s net asset value, and the Adviser or its affiliates will waive Fund fees or reimburse Fund expenses to the extent necessary so that such 0.50% limit is not exceeded. The following expenses of the Fund are specifically excluded from the expense limit: organizational expenses; extraordinary, non-recurring and certain other unusual expenses; taxes and fees; and expenses incurred indirectly by the Fund through its investments in Structured Credit Investments. The Adviser may discontinue all or part of this waiver at any time.

SEI Structured Credit Fund, L.P.

Notes to Financial Statements (continued)

December 31, 2009

3. Adviser, Administrator and Other Transactions (continued)

SEI Global Services, Inc. (the “Administrator”), serves as the Fund’s administrator. The Administrator is a wholly-owned subsidiary of SEI Investments Company. The Administrator provides certain administrative, accounting, and transfer agency services to the Fund. The services to be performed by the Administrator may be completed by one or more of its affiliated companies. The Fund pays the Administrator a fee equal to 0.10% (on an annualized basis) of the Fund’s Net Asset Value which is accrued monthly based on month-end net assets and is paid monthly, and reimburses the Administrator for certain out-of-pocket expenses.

SEI Investments Distribution Co. (the “Placement Agent”) serves as the Fund’s placement agent pursuant to an agreement with the Fund. The Placement Agent is a wholly owned subsidiary of SEI Investments Company. The Placement Agent was not compensated by the Fund for its services rendered under the agreement.

4. Allocation of Profits and Losses

The Fund maintains a separate capital account for each of its limited partners. As of the last day of each month, the Fund shall allocate net profits or losses for that month to the capital accounts of all limited partners, in proportion to their respective opening capital account balances for such month (after taking into account any capital contributions deemed to be made as of the first day of such month).

5. Partners’ Capital

The Fund, in the discretion of the Board, may sell interests to new limited partners and may allow existing limited partners to purchase additional Interests in the Fund on such days as are determined by the Board in its sole discretion. It is the Fund’s intention to allow limited purchases of Interests only during designated subscriptions periods as may be established by the Board or its designees (currently, the Adviser) and communicated to limited partners. The Board or its designee will determine the amount of Interests offered to limited partners during a subscription period at its discretion. During the established subscription periods, interests may be purchased on a business day, or at such other times as the Board may determine, at the offering price (which is net asset value). The Fund may discontinue its offering at any time.

SEI Structured Credit Fund, L.P.

Notes to Financial Statements (continued)

December 31, 2009

5. Partners’ Capital (continued)

The Fund is a closed-end investment company, and therefore no limited partner will have the right to require the Fund to redeem its Interests. The Fund from time to time may offer to repurchase outstanding Interests pursuant to written tenders by limited partners. Repurchase offers will be made at such times and on such terms as may be determined by the Board in its sole discretion. In determining whether the Fund should repurchase Interests from limited partners pursuant to written tenders, the Board will consider the recommendations of the Adviser.

The Adviser expects that it will recommend to the Board that the Fund offer to repurchase interests four times each year, as of the last business day of March, June, September, and December. However, limited partners will not be permitted to tender for repurchase interests that were acquired less than two years prior to the effective date of the proposed repurchase.

Even after the initial two year period, it is possible that there will be extended periods during which illiquidity in the underlying investments held by the Fund or other factors will cause the Board to elect not to conduct repurchase offers. Such periods may coincide with periods of negative performance. In addition, even in the event of a repurchase offer, it is possible that there will be an oversubscription to the repurchase offer, in which case an Investor may not be able to redeem the full amount that the Investor wishes to redeem.

6. Investment Transactions

The cost of security purchases and proceeds from the sale and maturity of securities, other than temporary cash investments, during the year ended December 31, 2009 were $287,991,628 and $240,654,716 (net of amortization), respectively.

As of December 31, 2009, the aggregate cost of investments for tax purposes was expected to be similar to book cost of $295,469,974. Net unrealized appreciation on investments for tax purposes was $42,839,491 consisting of $80,569,117 of gross unrealized appreciation and $37,729,626 of gross unrealized depreciation.

SEI Structured Credit Fund, L.P.

Notes to Financial Statements (continued)

December 31, 2009

7. Concentrations of Risk

In the normal course of business, the Fund trades various financial instruments and enters into various investment activities with off-balance sheet risk. The Fund’s satisfaction of the obligations may exceed the amount recognized in the statement of assets and liabilities.

(a) Market risk

Market risk encompasses the potential for both losses and gains and includes price risk and interest rate risk. The Fund’s market risk management strategy is driven by the Fund’s investment objective. The investment manager oversees each of the risks in accordance with policies and procedures.

(i) Price risk

Price risk is the risk the value of the instrument will fluctuate as a result of changes in market prices, whether caused by factors specific to an individual investment, its issuer or any factor affecting financial instruments traded in the market. As all of the Fund’s financial instruments are carried at fair value with fair value changes recognized in the Statement of Operations, all changes in market conditions directly affect net assets.

(ii) Interest rate risk

The fair value of the Fund’s investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

(b) Counterparty credit risk

Counterparty credit risk is the risk a counterparty to a financial instrument could fail on a commitment that it has entered into with the Fund. The Fund minimizes counterparty credit risk by undertaking transactions with large well-capitalized counterparties or brokers and by monitoring the creditworthiness of these counterparties.

SEI Structured Credit Fund, L.P.

Notes to Financial Statements (continued)

December 31, 2009

8. Financial Highlights

The following represents the ratios to average net assets and other supplemental information for the following periods:

	For the year ended December 31, 2009	For the year ended December 31, 2008	For the period August 1, 2007* through December 31, 2007
Total return(1)	189.59%	(62.03)%	5.82	%(3)

Partners’ capital, end of period (000’s)	$319,274	$72,893	$25,034

Ratios to average partners’ capital †
Net investment income ratio
Net investment income, net of waivers	8.11%	18.28%	9.13	%(2)

Expense ratio
Operating expenses, before waivers	0.31%	0.51%	1.54	%(2)(4)
Operating expenses, net of waivers	0.30%	0.49%	0.37	%(2)(4)

Portfolio turnover rate	141.21%	13.88%	21.85	%(3)

*	Commenced operations.
†	Ratios do not include the Fund’s allocated share of income/expense from hedge funds.
(1)	Total return is calculated for all the limited partners taken as a whole. A limited partner’s return may vary from these returns based on the timing of capital transactions.
(2)	Annualized.
(3)	Not annualized.
(4)	Expense ratios include offering costs and tax liability costs, which are not annualized. Had the offering costs and tax liability costs been annualized, the ratio for “Operating expenses, before waivers” and “Operating expenses, net of waivers” would have been 1.67% and 0.50%, respectively.

SEI Structured Credit Fund, L.P.

Notes to Financial Statements (continued)

December 31, 2009

9. New Accounting Pronouncement

In January 2010, the Financial Accounting standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No, 201 0-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal yeas, Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

10. Subsequent Event

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through March 1, 2010, the date the financial statements were issued. On January 29, 2010, the Fund paid redemptions of $20,000,000. On February 1, 2010, the Fund paid a capital distribution of $95,000,000.

SEI Structured Credit Fund, L.P.

Additional Information

Directors and Officers of the Partnership (Unaudited)

December 31, 2009

Set forth below are the Names, Age, Addresses, Position with the Partnership, Length of Time Served, the Principal Occupations During the Past Five Years, Number of Portfolios in Fund Complex Overseen by the Director, and Other Directorships Outside the Fund Complex of each of the persons currently serving as Directors and Officers of the Partnership. The Partnership’s Statement of Additional Information (“SAI”) includes additional information about the Directors and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name, Age and Address of Independent Directors	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Director
Nina Lesavoy (52) 840 Park Avenue New York, NY 10021	Since 2007	Founder & Managing Director, Avec Capital since April 2008, Partner, Cue Capital since 2002.	80	Trustee of SEI Alpha Strategy Portfolios, L.P., SEI Opportunity Fund, L.P.,(until September 2009) SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, and SEI Institutional Managed Trust.

SEI Structured Credit Fund, L.P.

Additional Information

Directors and Officers of the Partnership (Unaudited) (continued)

December 31, 2009

Name, Age and Address of Independent Directors	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Director
George J. Sullivan (67) 7 Essex Green Drive, Suite 52B Peabody, MA 01960	Since 2007	Self Employed Consultant, Newfound Consultants Inc., since April 1997. Member of independent review committee for SEI Investments Group of International Funds.	80	Trustee of State Street Navigator Securities
Lending Trust, The Advisors’ Inner Circle
Fund, The Advisors’ Inner Circle Fund II
(f/k/a The Arbor Fund), Bishop Street
Funds, SEI Alpha Strategy Portfolios, L.P.,
SEI Opportunity Fund, L.P., (until
September 2009) SEI Asset Allocation
Trust, SEI Daily Income Trust, SEI
Institutional Investments Trust, SEI
Institutional International Trust, SEI
Liquid Asset Trust, SEI Tax Exempt Trust,
and SEI Institutional Managed Trust.

SEI Structured Credit Fund, L.P.

Additional Information

Directors and Officers of the Partnership (Unaudited) (continued)

December 31, 2009

Name, Age and Address of Independent Directors	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Director
James M. Williams (62) 1200 Getty Drive, Suite 400, Los Angeles, CA 90049-1681	Since 2007	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non Profit Foundation for Visual Arts, since December 2002	80

Trustee of Ariel Mutual Funds,

SEI Alpha Strategy Portfolios, L.P., SEI
Opportunity Fund, L.P., (until September
2009) SEI Asset Allocation Trust, SEI
Daily Income Trust, SEI Institutional
Investments Trust, SEI Institutional
International Trust, SEI Liquid Asset
Trust,

SEI Tax Exempt Trust, and

SEI Institutional Managed Trust.

SEI Structured Credit Fund, L.P.

Additional Information

Directors and Officers of the Partnership (Unaudited) (continued)

December 31, 2009

Name, Age and Address of Independent Directors	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Director
Robert A. Nesher* (63) One Freedom Valley Drive Oaks, PA 19456	Since 2007	President of the Fund, Chairman of the Board, SEI Funds and The Advisor’s Inner Circle Fund. Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.	80	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II (f/k/a The Arbor Fund) and Bishop Street Funds; Director of SEI Global Master Fund, plc, SEI Global Assets Fund, plc, SEI Global Investments Fund, plc, SEI Islamic Investments Fund, plc, SEI Investments Global, Limited, SEI Investments – Global Fund Services Limited, SEI Investments (Europe) Limited, SEI Investments – Unit Trust Management (UK) Limited, SEI Global Nominee Ltd, SEI Alpha Strategy Portfolios, L.P., SEI Opportunity Fund, L.P., (until September 2009) SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Institutional Managed Trust.

SEI Structured Credit Fund, L.P.

Additional Information

Directors and Officers of the Partnership (Unaudited) (continued)

December 31, 2009

Name and Age of Officers	Position(s) Held with the Master Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Stephen F. Panner (39)	Treasurer, since June 2008	Fund Accounting Director of the Administrator,
2005-present. Fund Administration Manager,
Old Mutual Fund Services, 2000-2005. Chief
Financial Officer, Controller and Treasurer,
PBHG Funds and PBHG Insurance Series Fund,
2004-2005. Assistant Treasurer, PBHG Funds
and PBHG Insurance Series Funds and PBHG
Insurance Series Fund, 2000-2004. Assistant
Treasurer, Old Mutual Fund Advisors Fund,
2004-2005.

Timothy D. Barto (42)	Vice President, since 2007 and Assistant Secretary, since 2008	General Counsel Vice President and Secretary of the Adviser since 2004. Vice President and Assistant Secretary of the Administrator since November 1999.

James Ndiaye (41)	Vice President since 2007 Secretary, December 2009	Vice President and Assistant Secretary of Adviser since 2005; Vice President, Deutsche Asset Management, 2003 to 2004.

SEI Structured Credit Fund, L.P.

Additional Information

Directors and Officers of the Partnership (Unaudited) (concluded)

December 31, 2009

Name and Age of Officers	Position(s) Held with the Master Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Aaron Buser (39)	Vice President and Assistant Secretary, since June 2008	Vice President and Assistant Secretary of Adviser since 2007. Associate at Stark & Stark 2004–2007.

Russell Emery (47)	Chief Compliance Officer, since 2007

Chief Compliance Officer of SEI Opportunity
Fund, L.P., (until September 2009)

Bishop Street Funds, The Advisors’ Inner Circle
Fund and the Advisors’ Inner Circle Fund II,
since March 2006; Director of Investment
Product Management and Development, SIMC
February 2003–March 2006.

*	Mr. Nesher is a trustee who may be deemed to be an “interested” person of the Fund as that term is defined in the 1940 Act by virtue of his affiliation with the Fund’s Distributor.
**	The “Fund Complex” consists of registered investment companies that are part of the following investment trusts and limited partnerships: SEI Institutional Investments Trust, SEI Institutional Management Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Asset Allocation Trust, SEI Alpha Strategy Portfolios, L.P. and SEI Opportunity Fund, L.P. (until September 2009)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s Chief Executive Officer and its Chief Financial Officer. The Registrant has not made any amendments to this code of ethics during the period covered by this report, nor were there any waivers granted from a provision of the code of ethics. A copy of its code of ethics is filed with this Form N-CSR under

Item 12(a)(1).

Item 3.	Audit Committee Financial Expert.

(a)(1)	The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2)	The audit committee financial expert is George Sullivan. Mr. Sullivan is independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by Ernst & Young, LLP Related to the registrant.

Ernst & Young, LLP billed the registrant aggregate fees for services rendered to the registrant for the last two fiscal years as follows:

		2009			2008
		All fees and services to the Fund that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Fund that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$70,000	N/A	N/A	$60,000	N/A	N/A
(b)	Audit-Related Fees	$0	N/A	N/A	$0	N/A	N/A
(c)	Tax Fees	$0	N/A	N/A	$0	N/A	N/A
(d)	All Other Fees	$0	N/A	N/A	$0	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Other fees and services not requiring pre-approval include amounts billed in fiscal year 2009 and 2008 related to services provided in connection with internal control reports issued pursuant to SAS No. 70.

(e)(1)	The Fund’s Audit Committee has adopted and the Board of Directors has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Fund may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1)	require specific pre-approval;

(2)	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

(3)	have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2)	Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2009	Fiscal 2008
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)	Not Applicable.

(g)	The aggregate non-audit fees and services billed by Ernst & Young, LLP for the fiscal years 2009 and 2008 were $0 and $0, respectively.

(h)	During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to the Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The audit committee of Registrant’s board of directors reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

Included in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

SEI INVESTMENTS MANAGEMENT CORPORATION PROXY VOTING PROCEDURES

Proxy Voting (Rule 206(4)-6)

Policy Statement: A public company’s shareholders typically have the right to vote on various corporate issues. Clients typically delegate to SEI Investments Management Corporation (“SIMC”) the authority to vote proxies for shares they own. Under the Advisers Act, SIMC has a duty of care and loyalty with respect to all services undertaken for clients, including proxy voting.

Rule 206(4)-6 under the Advisers Act requires that SIMC must vote proxies in a manner consistent with clients’ best interest and must not place its interests above those of its clients when doing so. It requires SIMC to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that SIMC votes proxies in the best interest of its clients, and (ii) to disclose to the clients how they may obtain information on how SIMC voted proxies. In addition, Rule 204-2 requires SIMC to keep records of proxy voting and client requests for information.

As a registered investment adviser, SIMC has an obligation to vote proxies with respect to securities held in its client portfolios in the best economic interests of the clients for which it has proxy voting authority.

Procedures: SIMC has adopted the following procedures to implement the firm’s policy and to monitor compliance with the firm’s policy:

1. Third Party Proxy Voting Service - SIMC has elected to retain a third party proxy voting service (the “Service”) to vote proxies with respect to those clients. The Service shall vote proxies in accordance with guidelines approved by SIMC’s Proxy Voting Committee (the “Guidelines”). The Guidelines set forth the manner in which SIMC shall vote, or the manner in which SIMC shall determine how to vote, with respect to various matters that may come up for shareholder vote. So long as the Service votes proxies in accordance with the Guidelines, SIMC believes that there is an appropriate presumption that the manner in which SIMC voted was not influenced by, and did not result from, a conflict of interest. SIMC Compliance shall conduct periodic reviews of the Service to ensure compliance with SIMC’s proxy voting guidelines and the appropriateness of the Service.

2. Establishment of Proxy Voting Committee - SIMC shall establish a Proxy Voting Committee (the “Committee”), comprised of representatives of SIMC’s Investment Management Unit and Legal and/or Compliance personnel. Currently, the members of the Committee are as follows:

Eric Hoerdemann

Larry Vasquez

Aimei Zhong

Noreen Martin

Stephanie Cavanagh

Tom Williams

The membership of the Committee may be changed at any time upon approval of the existing members of the Committee or by the President of SIMC. The Committee shall meet as necessary to perform any of the activities set forth below. Any action requiring approval of the Committee shall be deemed approved upon an affirmative vote by a majority of the Committee present or represented. The submission of votes electronically (i.e., via email) by the Committee members shall be considered acceptable. The Committee shall consult with counsel or other experts as it deems appropriate to carry out its responsibilities.

3. Approval of Proxy Voting Guidelines - The Committee shall approve Guidelines that set forth the manner in which SIMC shall vote, or the manner in which SIMC shall determine how to vote, with respect to various matters that may come up for shareholder vote with respect to securities held in client accounts and for which SIMC has proxy voting responsibility. In the event that any employee of SIMC recommends a change to SIMC’s Guidelines, the Committee shall meet to consider the proposed change and consider all relevant factors. If approved by the Committee, the change shall be accepted, and the Guidelines revised accordingly.

4. Certain Proxy Votes May Not Be Cast - In some cases, the Committee may determine that it is in the best interests of SIMC’s clients to abstain from voting certain proxies. SIMC will abstain from voting in the event any of the following conditions {listed below} are met with regard to a proxy proposal:

•	Neither the Proxy Voting Guidelines nor specific client instructions cover an issue;

•	The Service does not make a recommendation on the issue;

•

The Committee cannot convene on the proxy proposal at issue to make a determination as to what would be in the client’s best interest. This could happen, for example, if the Committee found that there was a material conflict or if despite all best efforts the Committee is unable to meet the requirements necessary to make a determination.

In addition, it is SIMC’s policy not to vote proxies for accounts that engage in securities lending, SIMC believes that the additional income derived by clients from such activities generally outweighs the potential economic benefit of recalling securities for the purpose of voting. Therefore, SIMC generally will not recall securities on loan for the sole purpose of voting proxies. Further, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). SIMC believes that the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, SIMC generally will not vote those proxies subject to “share blocking.”

5. Proxies of Investment Companies - With respect to proxies of an affiliated investment company or series thereof, such as the SEI Funds, the Committee will vote such proxies in the same proportion as the vote of all other shareholders of the investment company or series thereof (i.e., “echo vote” or “mirror vote”). When required by law, the Committee will also “echo vote” proxies of an unaffiliated investment company. When not required to “echo vote,” the Committee will delegate to the Service responsibility for voting proxies of an unaffiliated investment company in accordance with Guidelines approved by the Committee; provided that, if such proxy presents a material conflict of interest for SIMC, such proxy shall be voted in accordance with Section 6 below.

6. Conflicts of Interest - The Service makes available to SIMC, prior to voting on a proxy, its recommendation on how to vote with respect to such proxy in light of SIMC’s Guidelines. SIMC retains the authority to overrule the Service’s recommendation, and instruct the Service to vote in a manner at variance with the Service’s recommendation. The exercise of such right could implicate a conflict of interest. As a result, SIMC may not overrule the Service’s recommendation with respect to a proxy unless the following steps are taken:

a. The Committee shall meet to consider the proposal to overrule the Service’s recommendation.

b. The Committee must determine whether SIMC has a conflict of interest with respect to the issuer that is the subject of the proxy. The Committee will use the following standards to identify issuers with which it may have a conflict of interest.

1.	Significant Business Relationships - The Committee will determine whether SIMC or its affiliates may have a significant business relationship with the issuer, such as, for example, where SIMC (or an affiliate) manages a pension plan, administers employee benefit plans, or provide brokerage, underwriting, insurance, or banking services to the issuer. For this purpose, a “significant business relationship” is one that: (1) represents 1% or $1,000,000 of SIMC’s or an affiliate’s revenues for the most recent fiscal year, whichever is less, or is reasonably expected to represent this amount for the current fiscal year; or (2) may not directly involve revenue to SIMC or its affiliates but is otherwise determined by the Committee to be significant to SIMC or its affiliates, such as, for example, the following:

•	SIMC or its affiliates lease significant office space from the company or have some other real estate-related relationship with the issuer;

•	SIMC or an affiliate otherwise has a significant relationship with the company such that it might create an incentive for SIMC to vote in favor of management.

2. Significant Personal/Family Relationships - The Committee will determine whether any employees who are involved in the proxy voting process may have a significant personal/family relationship with the issuer. For this purpose, a “significant personal/family relationship” is one that would be reasonably likely to influence how SIMC votes proxies. To identify any such relationships, the Committee shall obtain information about any significant personal/family relationship between any employee of SIMC who is involved in the proxy voting process (e.g., IMU analysts, members of the Committee, senior management, as applicable) and senior employees of issuers for which SIMC may vote proxies.

3. Duties of the Proxy Committee - The Committee has a duty to make reasonable investigation of information relating to conflicts of interest. For purposes of identifying conflicts, the Committee shall rely on publicly available information about SIMC and its affiliates, information about SIMC and its affiliates that is generally known by employees of SIMC,1 and other information actually known by a member of the Committee. Absent actual knowledge, the Committee is not required to investigate possible conflicts involving SIMC where the information is (i) non-public, (ii) subject to information blocking procedures, or (iii) otherwise not readily available to the Committee. In connection with the consideration of any proxy voting matters under this policy, each member of the Committee has a duty to disclose to the Committee any material conflicts of interest of which the member has actual knowledge but which have not been identified by the Committee pursuant to these Procedures, and, if appropriate, recuse himself/herself from the matter at issue.

c. If SIMC determines that it has a conflict of interest, the Committee shall determine whether the conflict is “material” to any specific proposal included within the proxy. If not, then SIMC can vote the proxy as determined by the Committee. The Committee shall determine whether a proposal is material as follows:

1. Routine Proxy Proposals – Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest for SIMC, unless the Committee has actual knowledge that a routine proposal should be treated as material. For this purpose, “routine” proposals would typically include matters such as the selection of an accountant, uncontested election of directors, meeting formalities, and approval of an annual report/financial statements. 2

2. Non-Routine Proxy Proposals – Proxy proposals that are “non-routine” shall be presumed to involve a material conflict of interest for SIMC, unless the Committee determines that SIMC’s conflict is unrelated to the proposal in question (see 3. below). For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans, retirement plans, profit sharing or other special remuneration plans).

3. Determining that a Non-Routine Proposal is Not Material – As discussed above, although non-routine proposals are presumed to involve a material conflict of interest, the Committee may determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest. To make this determination, the Committee must conclude that a proposal is not directly related to SIMC’s conflict with the issuer or that it otherwise would not be considered important by a reasonable investor. The Committee shall record in writing the basis for any such determination.

d. For any proposal where the Committee determines that SIMC has a material conflict of interest, SIMC may vote a proxy regarding that proposal in any of the following manners:

1. Obtain Client Consent or Direction – If the Committee approves the proposal to overrule the recommendation of the Service, SIMC shall fully disclose to each client holding the security at issue the nature of the conflict, and obtain the client’s consent to how SIMC will vote on the proposal (or otherwise obtain instructions from the client as to how the proxy on the proposal should be voted).

2. Use Recommendation of the Service – Vote in accordance with the Service’s recommendation.

e. For any proposal where the Committee determines that SIMC does not have a material conflict of interest, the Committee may overrule the Service’s recommendation if the Committee reasonably determines that doing so is in the best interests of SIMC’s clients. If the Committee decides to overrule the Service’s recommendation, the Committee shall maintain a written record setting forth the basis of the Committee’s decision.

[1]

The procedures provide that the Committee should be aware of information about SIMC or its affiliates that is generally known by employees of SIMC, but it does not extend this knowledge to information about SIMC’s affiliates that is generally known by employees of SIMC’s affiliates (unless such information also is generally known by SIMC’s employees).

[2]	For guidance on defining “routine” and “non-routine” matters, SIMC shall use the standards set forth in NYSE Rule 452 and Special Instruction 12b.viii. of Form 13F.

f. This Section 6 does not apply to voting proxies of an investment company except as specifically stated in Section 5 above.

Last Revised: June, 2009

SEI INVESTMENTS MANAGEMENT CORPORATION

Summary of Proxy Voting Guidelines

As approved by SIMC’s Proxy Voting Committee, SIMC votes its proxies in accordance with ISS’s U.S. and International Proxy Voting Guidelines. A summary of these guidelines is set forth below.

U.S. GUIDELINES SUMMARY

A. Operational Items

1. Adjourn Meeting: SIMC’s policy is to generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal. SIMC policy is to vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction, and to vote against proposals if the wording is too vague or if the proposal includes “other business.”

2. Amend Quorum Requirements: SIMC’s policy is to vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

3. Amend Minor By-Laws: SIMC’s policy is to vote for by-law or charter changes that are of a housekeeping nature.

4. Auditor Indemnification and Limitation of Liability: SIMC will consider the issue of auditor indemnification and limitation of liability on a case by case basis and will consider such factors as:

•	The terms of the auditor agreement and the degree to which these agreements impact shareholders’ rights;

•	Motivation and rationale for establishing the agreements;

•	Quality of disclosure; and

•	Historical practices in the audit area.

SIMC will withhold or vote against members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

5. Auditor Ratification: SIMC’s policy is to vote for proposals to ratify auditors unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position

•	Poor accounting practices are identified that rise to a serious level of concern, such as fraud, misapplication of GAAP, and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services are excessive.

SIMC’s policy is to vote on a case by case basis on shareholder proposals asking (i) companies to prohibit or limit their auditors from engaging in non-audit services, and (ii) for audit firm rotation, taking into account:

•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of financial experts serving on the committee; and

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

6. Change Company Name: SIMC’s policy is to vote for proposals to change the corporate name.

7. Change Date, Time, or Location of Annual Meeting: SIMC’s policy is to vote for management proposals to change the date, time and/or location of the annual meeting unless the proposed change in unreasonable. SIMC’s policy is to vote against shareholder proposals to change the date, time and/or location of the annual meeting unless the current scheduling or location is unreasonable.

8. Transact Other Business: SIMC’s policy is to vote against proposals to approve other business when it appears as voting item.

B. The Board of Directors

1. Voting on Director Nominees in Uncontested Elections: Votes on director nominees are made on a case-by-case basis. For uncontested elections for individual directors, SIMC will generally vote against or withhold from individual directors who:

•	Attend less than 75% of the board and committee meetings without a valid excuse;

•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own.

For uncontested elections, SIMC will vote against or withhold from all nominees of the board of directors, (except from new nominees, who should be considered on a case-by-case basis) if:

•

The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

•

The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•

The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•

The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

•	The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section “Performance Test for Directors”;

•

The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election- any or all appropriate nominees (except new) may be held accountable.

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors when:

•	The inside or affiliated outside director serves on any of the three key committees: audit,

•	compensation, or nominating;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

•	The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

•	The non - audit fees paid to the auditor are excessive (see discussion under Auditor Ratification);

•	Poor accounting practices are identified which rise to a level of serious concern, such as: fraud;

•	misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•

There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:

•	There is a negative correlation between the chief executive’s pay and company performance;

•	The company reprices underwater options for stock, cash or other consideration without prior

•	shareholder approval, even if allowed in their equity plan;

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•	The company has backdated options;

•	The company has poor compensation practices.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

2. Age Limits: Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.

3. Board Size: Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

4. Classification/Declassification of the Board: Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

5. Cumulative Voting: Generally vote AGAINST proposals to eliminate cumulative voting. Generally vote FOR proposals to restore or provide for cumulative voting unless:

•	The company has proxy access or a similar structure to allow shareholders to nominate directors to the company’s ballot; and

•

The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).

6. Director and Officer Indemnification and Liability Protection: Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard. Vote AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care. Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote AGAINST proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e., “permissive indemnification”) but that previously the company was not required to indemnify.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

•	If only the director’s legal expenses would be covered.

7. Establish/Amend Nominee Qualifications: Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

8. Filling Vacancies/Removal of Directors: Vote AGAINST proposals that provide that directors may be removed only for cause. Vote FOR proposals to restore shareholders’ ability to remove directors with or without cause. Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

9. Independent Chair (Separate Chair/CEO): Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include a variety of factors. Vote FOR the proposal if the company does not provide disclosure with respect to these factors. If disclosure is provided, evaluate on a CASE-BY-CASE basis.

10. Majority of Independent Directors/Establishment of Committees: Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of independent outsider. Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

11. Majority Vote Shareholder Proposals: Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated.

12. Office of the Board: Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communications between shareholders and non-management directors, unless the company has all of the following:

•	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

•	Effectively disclosed information with respect to this structure to its shareholders;

•	Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

•

The company has an independent chairman or a lead/presiding director, according to ISS’ definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

13. Open Access: Vote shareholder proposals asking for open or proxy access on a CASE-BY-CASE basis, taking into account:

•	The ownership threshold proposed in the resolution;

•	The proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.

14. Performance Test for Directors: On a CASE-BY-CASE basis, Vote AGAINST or WITHHOLD from directors of Russell 3000 companies that underperformed relative to their industry peers.

15. Stock Ownership Requirements: Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement. Vote CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

16. Term Limits: Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

C. Proxy Contests

1. Voting for Director Nominees in Contested Elections: Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

2. Reimbursing Proxy Solicitation Expenses: Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election. Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•	The election of fewer than 50% of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

3. Confidential Voting: Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

D. Antitakeover Defenses and Voting Related Issues

1. Advance Notice Requirements for Shareholder Proposals/Nominations: Vote CASE-BY-CASE on advance notice proposals, supporting those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

2. Amend Bylaws without Shareholder Consent: Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

3. Poison Pills: Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or

•

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

4. Shareholder Ability to Act by Written Consent: Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

5. Shareholder Ability to Call Special Meetings: Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

6. Supermajority Vote Requirements: Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

E. Mergers and Corporate Restructurings

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including Valuation, Market reaction, Strategic rationale, Negotiations and process, Conflicts of interest and Governance.

1. Appraisal Rights: Vote FOR proposals to restore, or provide shareholders with rights of appraisal.

2. Asset Purchases: Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•	Purchase price;

•	Fairness opinion;

•	Financial and strategic benefits;

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives for the business;

•	Non-completion risk.

3. Asset Sales: Vote CASE-BY-CASE on asset sales, considering the following factors:

•	Impact on the balance sheet/working capital;

•	Potential elimination of diseconomies;

•	Anticipated financial and operating benefits;

•	Anticipated use of funds;

•	Value received for the asset;

•	Fairness opinion;

•	How the deal was negotiated;

•	Conflicts of interest.

4. Bundled Proposals: Vote CASE-BY-CASE on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

5. Conversion of Securities: Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest. Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

6. Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans: Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:

•	Dilution to existing shareholders’ position;

•	Terms of the offer;

•	Financial issues;

•	Management’s efforts to pursue other alternatives;

•	Control issues;

•	Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

7. Formation of Holding Company: Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

•	The reasons for the change;

•	Any financial or tax benefits;

•	Regulatory benefits;

•	Increases in capital structure;

•	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•	Increases in common or preferred stock in excess of the allowable maximum;

•	Adverse changes in shareholder rights.

8. Going Private Transactions (LBOs, Minority Squeezeouts, and Going Dark): Vote CASE-BY-CASE on going private transactions, taking into account the following:

•	Offer price/premium;

•	Fairness opinion;

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives/offers considered; and

•	Non-completion risk.

Vote CASE-BY-CASE on “going dark” transactions, determining whether the transaction enhances shareholder value by taking into consideration:

•	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

•	Cash-out value;

•	Whether the interests of continuing and cashed-out shareholders are balanced; and

•	The market reaction to public announcement of transaction.

9. Joint Ventures: Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

•	Percentage of assets/business contributed;

•	Percentage ownership;

•	Financial and strategic benefits;

•	Governance structure;

•	Conflicts of interest;

•	Other alternatives;

•	Noncompletion risk.

10. Liquidations: Vote CASE-BY-CASE on liquidations, taking into account the following:

•	Management’s efforts to pursue other alternatives;

•	Appraisal value of assets; and

•	The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

11. Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition: Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value by giving consideration to items listed under “Mergers and Corporate Restructurings: Overall Approach.”

12. Private Placements/Warrants/Convertible Debentures: Vote CASE-BY-CASE on proposals regarding private placements, taking into consideration:

•	Dilution to existing shareholders’ position;

•	Terms of the offer;

•	Financial issues;

•	Management’s efforts to pursue other alternatives;

•	Control issues;

•	Conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

13. Spinoffs: Vote CASE-BY-CASE on spin-offs, considering:

•	Tax and regulatory advantages;

•	Planned use of the sale proceeds;

•	Valuation of spinoff;

•	Fairness opinion;

•	Benefits to the parent company;

•	Conflicts of interest;

•	Managerial incentives;

•	Corporate governance changes;

•	Changes in the capital structure.

14. Value Maximization Proposals: Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

•	Prolonged poor performance with no turnaround in sight;

•	Signs of entrenched board and management;

•	Strategic plan in place for improving value;

•	Likelihood of receiving reasonable value in a sale or dissolution; and

•	Whether company is actively exploring its strategic options, including retaining a financial advisor.

F. State of Incorporation

1. Control Share Acquisition Provisions: Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders. Vote AGAINST proposals to amend the charter to include control share acquisition provisions. Vote FOR proposals to restore voting rights to the control shares.

2. Control Share Cash-Out Provisions: Vote FOR proposals to opt out of control share cash-out statutes.

3. Disgorgement Provisions: Vote FOR proposals to opt out of state disgorgement provisions.

4. Fair Price Provisions: Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

5. Freeze-Out Provisions: Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

6. Greenmail: Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments. Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

7. Reincorporation Proposals: Vote CASE-BY-CASE on proposals to change a company’s state of incorporation, taking into consideration both financial and corporate governance concerns, including:

•	The reasons for reincorporating;

•	A comparison of the governance provisions;

•	Comparative economic benefits; and

•	A comparison of the jurisdictional laws.

Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

8. Stakeholder Provisions: Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

9. State Antitakeover Statutes: Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

G. Capital Structure

1. Adjustments to Par Value of Common Stock: Vote FOR management proposals to reduce the par value of common stock.

2. Common Stock Authorization: Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company’s performance and whether the company’s ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

•	Rationale;

•	Good performance with respect to peers and index on a five-year total shareholder return basis;

•	Absence of non-shareholder approved poison pill;

•	Reasonable equity compensation burn rate;

•	No non-shareholder approved pay plans; and

•	Absence of egregious equity compensation practices.

3. Dual-Class Stock: Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders;

•	It is not designed to preserve the voting power of an insider or significant shareholder.

4. Issue Stock for Use with Rights Plan: Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

5. Preemptive Rights: Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

6. Preferred Stock: Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock). Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

7. Recapitalization: Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

•	More simplified capital structure;

•	Enhanced liquidity;

•	Fairness of conversion terms;

•	Impact on voting power and dividends;

•	Reasons for the reclassification;

•	Conflicts of interest; and

•	Other alternatives considered.

8. Reverse Stock Splits: Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Vote FOR management proposals to implement a reverse stock split to avoid delisting. Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.

9. Share Repurchase Programs: Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

10. Stock Distributions: Splits and Dividends: Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

11. Tracking Stock: Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

•	Adverse governance changes;

•	Excessive increases in authorized capital stock;

•	Unfair method of distribution;

•	Diminution of voting rights;

•	Adverse conversion features;

•	Negative impact on stock option plans; and

•	Alternatives such as spin-off.

H. Executive and Director Compensation

1. Equity Compensation Plans: Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options without prior shareholder approval;

•	There is a disconnect between CEO pay and the company’s performance;

•	The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group; or

•	The plan is a vehicle for poor pay practices.

2. 401(k) Employee Benefit Plans: Vote FOR proposals to implement a 401(k) savings plan for employees.

3. Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals: Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices, in consideration of various principles and factors. For U.S. companies, vote CASE-BY-CASE considering the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices:

Relative Considerations:

•	Assessment of performance metrics relative to business strategy, as discussed and explained in the CD&A;

•	Evaluation of peer groups used to set target pay or award opportunities;

•	Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);

•	Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).

Design Considerations:

•	Balance of fixed versus performance-driven pay;

•	Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.

Communication Considerations:

•

Evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

•	Assessment of board’s responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

4. Director Compensation: Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

•	Director stock ownership guidelines with a minimum of three times the annual cash retainer.

•	Vesting schedule or mandatory holding/deferral period:

•	A minimum vesting of three years for stock options or restricted stock; or

•	Deferred stock payable at the end of a three-year deferral period.

•	Mix between cash and equity:

•	A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

•	If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

•	No retirement/benefits and perquisites provided to non-employee directors; and

•

Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

5. Director Retirement Plans: Vote AGAINST retirement plans for non-employee directors. Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

6. Employee Stock Ownership Plans (ESOPs): Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

7. Employee Stock Purchase Plans – Qualified Plans: Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

•	Purchase price is less than 85 percent of fair market value; or

•	Offering period is greater than 27 months; or

•	The number of shares allocated to the plan is more than ten percent of the outstanding shares.

8. Employee Stock Purchase Plans – Non-Qualified Plans: Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

9. Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals): Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code. Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate. Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies. Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

10. Options Backdating: In cases where a company has practiced options backdating, vote AGAINST or WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. Vote AGAINST or WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Length of time of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

•	Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

11. Option Exchange Programs/Repricing Options: Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing—was the stock price decline beyond management’s control?

•	Is this a value-for-value exchange?

•	Are surrendered stock options added back to the plan reserve?

•	Option vesting—does the new option vest immediately or is there a black-out period?

•	Term of the option—the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s three-year average burn rate. In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

12. Stock Plans in Lieu of Cash: Vote CASE-by-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock. Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange. Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

13. Transfer Programs of Stock Options: One-time Transfers: Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval. Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

•	Executive officers and non-employee directors are excluded from participating;

•

Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

•	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

•	Eligibility;

•	Vesting;

•	Bid-price;

•	Term of options;

•	Transfer value to third-party financial institution, employees and the company.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Shareholder Proposals on Compensation

14. Advisory Vote on Executive Compensation (Say-on-Pay): Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

15. Compensation Consultants- Disclosure of Board or Company’s Utilization: Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

16. Disclosure/Setting Levels or Types of Compensation for Executives and Directors: Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

17. Pay for Superior Performance: Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives.

The proposal has the following principles:

•	Sets compensation targets for the Plan’s annual and long-term incentive pay components at or below the peer group median;

•	Delivers a majority of the Plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;

•

Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

•	Establishes performance targets for each plan financial metric relative to the performance of the company’s peer companies;

•

Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

•	What aspects of the company’s annual and long-term equity incentive programs are performance driven?

•

If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

•	Can shareholders assess the correlation between pay and performance based on the current disclosure?

•	What type of industry and stage of business cycle does the company belong to?

18. Performance-Based Awards: Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

•

First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

•

Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

19. Pension Plan Income Accounting: Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

20. Pre-Arranged Trading Plans (10b5-1 Plans): Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

•	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

•	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;

Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

•	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

•	An executive may not trade in company stock outside the 10b5-1 Plan.

•	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

21. Recoup Bonuses: Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation, taking into consideration:

•	If the company has adopted a formal recoupment bonus policy; or

•	If the company has chronic restatement history or material financial problems.

22. Severance Agreements for Executives/Golden Parachutes: Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

•	The triggering mechanism should be beyond the control of management;

•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

•

Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

23. Share Buyback Holding Periods: Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

24. Stock Ownership or Holding Period Guidelines: Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement. Vote CASE-BY-CASE on shareholder proposals asking companies to adopt holding period or retention ratios for their executives, taking into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

•	Rigorous stock ownership guidelines, or

•	A short-term holding period requirement (six months to one year) coupled with a significant long-term ownership requirement, or

•	A meaningful retention ratio,

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

25. Supplemental Executive Retirement Plans (SERPs): Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans. Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

26. Tax Gross-Up Proposals: Generally vote FOR proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

I. Corporate Social Responsibility (CSR) Issues

1. Animal Testing: Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

•	The company is conducting animal testing programs that are unnecessary or not required by regulation;

•	The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

•	The company has been the subject of recent, significant controversy related to its testing programs.

2. Animal Welfare Policies: Generally vote FOR proposals seeking a report on the company’s animal welfare standards unless:

•	The company has already published a set of animal welfare standards and monitors compliance;

•	The company’s standards are comparable to or better than those of peer firms; and

•	There are no recent, significant fines or litigation related to the company’s treatment of animals.

3. Controlled Atmosphere Killing (CAK): Generally vote AGAINST proposals requesting the implementation of CAK methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard. Vote CASE-BY-CASE on proposals requesting a report on the feasibility of implementing CAK methods, considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

4. Genetically Modified Ingredients: Generally, vote AGAINST proposals asking restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients. Vote CASE-BY CASE on proposals asking food supply and genetic research companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

•	The relevance of the proposal in terms of the company’s business and the proportion of it affected by the resolution;

•	The quality of the company’s disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure;

•	Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs;

•	Any voluntary labeling initiatives undertaken or considered by the company.

Generally vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community. Generally vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

5. Consumer Lending: Vote CASE-BY CASE on requests for reports on the company’s lending guidelines and procedures, including the establishment of a board committee for oversight, taking into account:

•	Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;

•	Whether the company has adequately disclosed the financial risks of the lending products in question;

•	Whether the company has been subject to violations of lending laws or serious lending controversies;

•	Peer companies’ policies to prevent abusive lending practices.

6. Pharmaceutical Pricing: Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

•	The existing level of disclosure on pricing policies;

•	Deviation from established industry pricing norms;

•	The company’s existing initiatives to provide its products to needy consumers;

•	Whether the proposal focuses on specific products or geographic regions.

7. Pharmaceutical Product Reimportation: Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.

8. Product Safety and Toxic Materials: Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic materials and/or product safety in its supply chain, unless:

•	The company already discloses similar information through existing reports or policies such as a Supplier Code of Conduct and/or a sustainability report;

•

The company has formally committed to the implementation of a toxic materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

•	The company has not been recently involved in relevant significant controversies or violations.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic chemicals and/or evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, considering:

•	Current regulations in the markets in which the company operates;

•	Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

•	The current level of disclosure on this topic.

Generally vote AGAINST resolutions requiring that a company reformulate its products.

9. Tobacco: Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Advertising to youth:

•	Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations;

•	Whether the company has gone as far as peers in restricting advertising;

•	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;

•	Whether restrictions on marketing to youth extend to foreign countries.

Cease production of tobacco-related products or avoid selling products to tobacco companies:

•	The percentage of the company’s business affected;

•	The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Investment in tobacco-related stocks or businesses: Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

Second-hand smoke:

•	Whether the company complies with all local ordinances and regulations;

•	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness;

•	The risk of any health-related liabilities.

Spin-off tobacco-related businesses:

•	The percentage of the company’s business affected;

•	The feasibility of a spin-off;

•	Potential future liabilities related to the company’s tobacco business.

Stronger product warnings: Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

10. Board Diversity: Generally vote FOR reports on the company’s efforts to diversify the board, unless:

•	The board composition is reasonably inclusive in relation to companies of similar size and business; or

•	The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or nondiscrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

•	The degree of board diversity;

•	Comparison with peer companies;

•	Established process for improving board diversity;

•	Existence of independent nominating committee;

•	Use of outside search firm;

•	History of EEO violations.

11. Equality of Opportunity and Glass Ceiling: Generally vote FOR reports outlining the company’s equal opportunity initiatives unless all of the following apply:

•	The company has well-documented equal opportunity programs;

•	The company already publicly reports on its diversity initiatives and/or provides data on its workforce diversity; and

•	The company has no recent EEO-related violations or litigation.

Generally vote FOR requests for reports outlining the company’s progress towards the Glass Ceiling Commission’s business recommendations, unless:

•	The composition of senior management and the board is fairly inclusive;

•	The company has well-documented programs addressing diversity initiatives and leadership development;

•	The company already publicly reports on its company-wide affirmative-action initiatives and provide data on its workforce diversity; and

•	The company has had no recent, significant EEO-related violations or litigation.

Vote CASE-BY-CASE on proposals requesting disclosure of a company’s EEO1 data or the composition of the company’s workforce considering:

•	Existing disclosure on the company’s diversity initiatives and policies;

•	Any recent, significant violations or litigation related to discrimination at the company.

Generally vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

12. Sexual Orientation and Domestic Partner Benefits: Generally, vote FOR proposals seeking to amend a company’s EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company. Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

13. Climate Change: In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations unless:

•

The company already provides current, publicly-available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;

•	The company’s level of disclosure is comparable to or better than information provided by industry peers; and

•	There are no significant fines, penalties, or litigation associated with the company’s environmental performance.

14. Concentrated Area Feeding Operations (CAFO): Generally vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

•	The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

•	The company does not directly source from CAFOs.

15. Energy Efficiency: Vote CASE-BY-CASE on proposals requesting a company report on its energy efficiency policies, considering:

•	The current level of disclosure related to energy efficiency policies, initiatives, and performance measures;

•	The company’s level of participation in voluntary energy efficiency programs and initiatives;

•	The company’s compliance with applicable legislation and/or regulations regarding energy efficiency; and

•	The company’s energy efficiency policies and initiatives relative to industry peers.

16. Facility Safety (Nuclear and Chemical Plant Safety): Vote CASE-BY-CASE on resolutions requesting that companies report on risks associated with their operations and/or facilities, considering:

•	The company’s compliance with applicable regulations and guidelines;

•	The level of existing disclosure related to security and safety policies, procedures, and compliance monitoring; and,

•	The existence of recent, significant violations, fines, or controversy related to the safety and security of the company’s operations and/or facilities.

17. General Environmental Reporting: Generally vote FOR requests for reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public.

18. Greenhouse Gas Emissions: Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

19. Operations in Protected Areas: Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions unless:

•	Operations in the specified regions are not permitted by current laws or regulations;

•	The company does not currently have operations or plans to develop operations in these protected regions; or,

•	The company provides disclosure on its operations and environmental policies in these regions comparable to industry peers.

20.	Recycling: Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

•	The nature of the company’s business and the percentage affected;

•	The extent that peer companies are recycling;

•	The timetable prescribed by the proposal;

•	The costs and methods of implementation;

•	Whether the company has a poor environmental track record, such as violations of applicable regulations.

21. Renewable Energy: In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company’s line of business. Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

22. Charitable Contributions: Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

23. CSR Compensation-Related Proposals: Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

•	The relevance of the issue to be linked to pay;

•	The degree that social performance is already included in the company’s pay structure and disclosed;

•	The degree that social performance is used by peer companies in setting pay;

•	Violations or complaints filed against the company relating to the particular social performance measure;

•	Artificial limits sought by the proposal, such as freezing or capping executive pay;

•	Independence of the compensation committee;

•	Current company pay levels.

Generally vote AGAINST proposals calling for an analysis of the pay disparity between corporate executives and other employees as such comparisons may be arbitrary in nature and/or provide information of limited value to shareholders.

24. HIV/AIDS: Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company’s Sub-Saharan operations and how the company is responding to it, taking into account:

•	The nature and size of the company’s operations in Sub-Saharan Africa and the number of local employees;

•	The company’s existing healthcare policies, including benefits and healthcare access for local workers; and

•	Company donations to healthcare providers operating in the region.

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

25. Lobbying Expenditures/Initiatives: Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying initiatives, considering any significant controversy or litigation surrounding a company’s public policy activities, the current level of disclosure on lobbying strategy, and the impact that the policy issue may have on the company’s business operations.

26. Political Contributions and Trade Associations Spending: Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	The company is in compliance with laws governing corporate political activities; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending considering:

•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•

The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

27. China Principles: Vote AGAINST proposals to implement the China Principles unless:

•	There are serious controversies surrounding the company’s China operations; and

•	The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

28. Codes of Conduct: Vote CASE-BY-CASE on proposals to implement certain human rights standards and policies at company facilities. In evaluating these proposals, the following should be considered:

•	The degree to which existing human rights policies and practices are disclosed;

•	Whether or not existing policies are consistent with internationally recognized labor standards;

•	Whether company facilities are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	The company’s primary business model and methods of operation;

•	Proportion of business conducted in markets known to have higher risk of workplace labor right abuse;

•	Whether the company has been recently involved in significant labor and human rights controversies or violations;

•	Peer company standards and practices; and

•	Union presence in company’s international factories.

29. Community Impact Assessments: Vote CASE-BY-CASE on requests for reports outlining the potential community impact of company operations in specific regions considering:

•	Current disclosure of applicable risk assessment report(s) and risk management procedures;

•

The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

•	The nature, purpose, and scope of the company’s operations in the specific region(s); and,

•	The degree to which company policies and procedures are consistent with industry norms.

30. Foreign Military Sales/Offsets: Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

31. Internet Privacy and Censorship: Vote CASE-BY-CASE on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures considering:

•	The level of disclosure of policies and procedures relating to privacy, freedom of speech, Internet censorship, and government monitoring of the Internet;

•	Engagement in dialogue with governments and/or relevant groups with respect to the Internet and the free flow of information;

•	The scope of business involvement and of investment in markets that maintain government censorship or monitoring of the Internet;

•	The market-specific laws or regulations applicable to Internet censorship or monitoring that may be imposed on the company; and,

•	The level of controversy or litigation related to the company’s international human rights policies and procedures.

32. MacBride Principles: Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

•	Company compliance with or violations of the Fair Employment Act of 1989;

•	Company antidiscrimination policies that already exceed the legal requirements;

•	The cost and feasibility of adopting all nine principles;

•	The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles);

•	The potential for charges of reverse discrimination;

•	The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted;

•	The level of the company’s investment in Northern Ireland;

•	The number of company employees in Northern Ireland;

•	The degree that industry peers have adopted the MacBride Principles; and

•	Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

33. Nuclear and Depleted Uranium Weapons: Vote AGAINST proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

34. Operations in High Risk Markets: Vote CASE-BY-CASE on requests for review and a report outlining the company’s potential financial and reputation risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or otherwise, taking into account:

•	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;

•	Current disclosure of applicable risk assessment(s) and risk management procedures;

•	Compliance with U.S. sanctions and laws;

•	Consideration of other international policies, standards, and laws; and

•	Whether the company has been recently involved in significant controversies or violations in “high-risk” markets.

35. Outsourcing/Offshoring: Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

•	Risks associated with certain international markets;

•	The utility of such a report to shareholders;

•	The existence of a publicly available code of corporate conduct that applies to international operations.

36. Vendor Standards: Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

•	The company does not operate in countries with significant human rights violations;

•	The company has no recent human rights controversies or violations; or

•	The company already publicly discloses information on its vendor standards policies and compliance mechanisms.

37. Sustainability Reporting: Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

•

The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

I. Mutual Fund Proxies

1. Election of Directors: Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

2. Converting Closed-end Fund to Open-end Fund: Vote CASE-BY-CASE on conversion proposals, considering the following factors:

•	Past performance as a closed-end fund;

•	Market in which the fund invests;

•	Measures taken by the board to address the discount; and

•	Past shareholder activism, board activity, and votes on related proposals.

3. Proxy Contests: Vote CASE-BY-CASE on proxy contests, considering the following factors:

•	Past performance relative to its peers;

•	Market in which fund invests;

•	Measures taken by the board to address the issues;

•	Past shareholder activism, board activity, and votes on related proposals;

•	Strategy of the incumbents versus the dissidents;

•	Independence of directors;

•	Experience and skills of director candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment.

4. Investment Advisory Agreements: Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

•	Proposed and current fee schedules;

•	Fund category/investment objective;

•	Performance benchmarks;

•	Share price performance as compared with peers;

•	Resulting fees relative to peers;

•	Assignments (where the advisor undergoes a change of control).

5. Approving New Classes or Series of Shares: Vote FOR the establishment of new classes or series of shares.

6. Preferred Stock Proposals: Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

•	Stated specific financing purpose;

•	Possible dilution for common shares;

•	Whether the shares can be used for antitakeover purposes.

7. 1940 Act Policies: Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

•	Potential competitiveness;

•	Regulatory developments;

•	Current and potential returns; and

•	Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

8. Changing a Fundamental Restriction to a Nonfundamental Restriction: Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	The fund’s target investments;

•	The reasons given by the fund for the change; and

•	The projected impact of the change on the portfolio.

9. Change Fundamental Investment Objective to Nonfundamental: Vote AGAINST proposals to change a fund’s fundamental investment objective to non-fundamental.

10. Name Change Proposals: Vote CASE-BY-CASE on name change proposals, considering the following factors:

•	Political/economic changes in the target market;

•	Consolidation in the target market; and

•	Current asset composition.

11. Change in Fund’s Subclassification: Vote CASE-BY-CASE on changes in a fund’s sub-classification, considering the following factors:

•	Potential competitiveness;

•	Current and potential returns;

•	Risk of concentration;

•	Consolidation in target industry.

12. Disposition of Assets/Termination/Liquidation: Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

•	Strategies employed to salvage the company;

•	The fund’s past performance;

•	The terms of the liquidation.

13. Changes to the Charter Document: Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

•	The degree of change implied by the proposal;

•	The efficiencies that could result;

•	The state of incorporation;

•	Regulatory standards and implications.

Vote AGAINST any of the following changes:

•	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

•	Removal of shareholder approval requirement for amendments to the new declaration of trust;

•

Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

•	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;

•	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

•	Removal of shareholder approval requirement to change the domicile of the fund.

14. Changing the Domicile of a Fund: Vote CASE-BY-CASE on re-incorporations, considering the following factors:

•	Regulations of both states;

•	Required fundamental policies of both states;

•	The increased flexibility available.

15. Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval: Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

16. Distribution Agreements: Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives;

•	The proposed distributor’s reputation and past performance;

•	The competitiveness of the fund in the industry;

•	The terms of the agreement.

17. Master-Feeder Structure: Vote FOR the establishment of a master-feeder structure.

18. Mergers: Vote CASE-BY-CASE on merger proposals, considering the following factors:

•	Resulting fee structure;

•	Performance of both funds;

•	Continuity of management personnel;

•	Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals for Mutual Funds

19. Establish Director Ownership Requirement: Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

20. Reimburse Shareholder for Expenses Incurred: Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

21. Terminate the Investment Advisor: Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

•	Performance of the fund’s Net Asset Value (NAV);

•	The fund’s history of shareholder relations;

•	The performance of other funds under the advisor’s management.

INTERNATIONAL GUIDELINES SUMMARY

A. Operational Items

1. Financial Results/Director and Auditor Reports: Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

2. Appointment of Auditors and Auditor Fees: Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the accounts presented or the audit procedures used;

•	The auditors are being changed without explanation; or

•	Non-audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

3. Appointment of Internal Statutory Auditors: Vote FOR the appointment or reelection of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

4. Allocation of Income: Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	The payout is excessive given the company’s financial position.

5. Stock (Scrip) Dividend Alternative: Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

6. Amendments to Articles of Association: Vote amendments to the articles of association on a CASE-BY-CASE basis.

7. Change in Company Fiscal Term: Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

8. Lower Disclosure Threshold for Stock Ownership: Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

9. Amend Quorum Requirements: Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

10. Transact Other Business: Vote AGAINST other business when it appears as a voting item.

B. Board of Directors

1. Director Elections: Vote FOR management nominees in the election of directors, unless:

•	Adequate disclosure has not been provided in a timely manner;

•	There are clear concerns over questionable finances or restatements;

•	There have been questionable transactions with conflicts of interest;

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities. Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations. Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed). Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

2. Director Compensation: Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis. Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis. Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

3. Discharge of Board and Management: Vote FOR discharge of the board and management, unless:

•	There are serious questions about actions of the board or management for the year in question; or

•	Legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

4. Director, Officer, and Auditor Indemnification and Liability Provisions: Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis. Vote AGAINST proposals to indemnify auditors.

5. Board Structure: Vote FOR proposals to fix board size. Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors. Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

C. Capital Structure

1. Share Issuance Requests:

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital. Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

2. Increases in Authorized Capital: Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding. Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

3. Reduction of Capital: Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

4. Capital Structures: Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure. Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.

5. Preferred Stock: Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders. Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS’ guidelines on equity issuance requests. Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares. Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid. Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

6. Debt Issuance Requests: Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights. Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS’ guidelines on equity issuance requests. Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

7. Pledging of Assets for Debt: Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

8. Increase in Borrowing Powers: Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

9. Share Repurchase Plans: Vote FOR share repurchase plans, unless:

•	Clear evidence of past abuse of the authority is available; or

•	The plan contains no safeguards against selective buybacks.

10. Reissuance of Shares Repurchased: Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

11. Capitalization of Reserves for Bonus Issues/Increase in Par Value: Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

D. Other

1. Reorganizations/Restructurings: Vote reorganizations and restructurings on a CASE-BY-CASE basis.

2. Mergers and Acquisitions: Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

•

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

2. Mandatory Takeover Bid Waivers: Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

3. Reincorporation Proposals: Vote reincorporation proposals on a CASE-BY-CASE basis.

4. Expansion of Business Activities: Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

5. Related-Party Transactions: Vote related-party transactions on a CASE-BY-CASE basis.

6. Compensation Plans: Vote compensation plans on a CASE-BY-CASE basis.

7. Antitakeover Mechanisms: Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

8. Shareholder Proposals: Vote all shareholder proposals on a CASE-BY-CASE basis. Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost. Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Compensation. The Adviser compensates each portfolio manager for his management of the Fund. Each portfolio manager’s compensation consists of a fixed annual salary, plus a discretionary annual bonus calculated on the following factors:

1.	Fund performance relative to a return objective and/or benchmark index;

2.	SEI corporate performance typically based upon earnings per share for a fiscal year; and

3.	Individual performance relative to annual goals and objectives.

Ownership of Fund Shares. As of the date of this Registration Statement, the portfolio managers did not beneficially own any shares of the Fund.

Other Accounts. As of December 31, 2009, in addition to the Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below: The accounts below, except Other Pooled Investment Vehicles, do not pay performance-based advisory fees. Other Pooled Investment Vehicles may pay performance-based advisory fees, but as of December 31, 2009 do not.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
James F. Smigiel	2	$91.4 million	1	$9.2 million	0	$0
Gregory A. Soeder	2	$91.4 million	1	$9.2 million	0	$0
David S. Aniloff	2	$91.4 million	1	$9.2 million	0	$0
Michael A. Schafer	2	$91.4 million	1	$9.2 million	0	$0

Conflicts of Interests. Each portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include portions of two U.S. registered high yield mutual funds and an Irish registered high yield fund (collectively, the “Other Accounts”). The Other Accounts might have similar investment objectives as the Fund or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund. While the portfolio managers’ management of the Other Accounts may give rise to the following potential conflicts of interest, the Adviser does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, the Adviser believes that it has designed policies and procedures that are reasonably designed to manage those conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Fund. Because of their position with the Fund, the portfolio managers know the size, timing, and possible market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of the Other Accounts and to the possible detriment of the Fund. However, the Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio managers’ management of the Fund and the Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors the Other Accounts over the Fund. This conflict of interest may be exacerbated to the extent that the Adviser or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than the Fund. Notwithstanding this theoretical conflict of interest, it is the Adviser’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, the Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while the portfolio managers may buy for an Other Account securities that differ in identity or quantity from securities bought for the Fund, such an approach might not be suitable for the Fund given its investment objectives and related restrictions.

The Adviser may enter into incentive fee arrangements with one or more investors in the SEI Structured Credit Segregated Portfolio (the “Offshore Feeder Fund”), a segregated portfolio of SEI Offshore Advanced Strategies Series SPC, a segregated portfolio company established in the Cayman Islands, that acts as a feeder fund for the Fund, whereby a portion of the increase in the net asset value of such investor’s investment in the Offshore Feeder Fund over a given period shall be payable to the Adviser. This arrangement may create an incentive for the Adviser to make investments for the Fund that are riskier or more speculative than if the Adviser had no such interest because the Adviser will not bear an analogous portion of depreciation in the value of the Offshore Feeder Fund’s assets if the value of its investment in the Fund declines. Notwithstanding this theoretical conflict of interest, it is the Adviser’s policy to manage each account based on its investment objectives and related restrictions and the Adviser believes that it has designed policies and procedures that are designed to manage such conflict in an appropriate way.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	SEI Structured Credit Fund, L.P.

By (Signature and Title)*	/s/ ROBERT A. NESHER
Robert A. Nesher
President
Date: March 9, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ ROBERT A. NESHER
Robert A. Nesher
President

Date: March 9, 2010

By (Signature and Title)*	/s/ STEPHEN F. PANNER
Stephen F. Panner
Treasurer
Date: March 9, 2010

*	Print the name and title of each signing officer under his or her signature.